BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Fund”)

Supplement dated May 16, 2011
to the Prospectus and Statement of Additional Information, dated January 28, 2011, as amended

Class R Shares of the Fund are currently closed to all purchases. Class R Shares of the Fund will be available for purchase by eligible investors upon the closing of a proposed reorganization transaction (the “Reorganization”) between the Fund and BlackRock Short-Term Bond Fund (the “Target Fund”), a series of BlackRock Short-Term Bond Series, Inc. The closing of the Reorganization, which is expected to occur following the close of business on July 15, 2011, is contingent upon approval by the shareholders of the Target Fund.

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-LOWD-0511SUPR